Organization and principal activities	12 Months Ended
Dec. 31, 2016
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Organization and principal activities
1.	Organization and principal activities

a.	Background

58.com Inc. (the “Company”), through its consolidated subsidiaries, including wholly-foreign owned enterprises (“WFOEs”), variable interest entities (“VIEs”) and VIEs’ subsidiaries (collectively, the “Group”), is primarily engaged in the operation of an online marketplace serving local merchants and consumers in the People’s Republic of China (the “PRC” or “China”) through its websites 58.com, Ganji.com and Anjuke.com.

b.	History of the Group and basis of presentation

The Company (formerly known as “China Classified Network (Cayman) Corporation”) was incorporated as a limited liability company in the Cayman Islands in May 2011. Through a share exchange in July 2011, all the shareholders of China Classified Network Corporation (“CCNC BVI”) exchanged all of their outstanding ordinary and preference shares of CCNC BVI for ordinary and preference shares of the Company on a one-for-one basis. As a result, CCNC BVI became a wholly owned subsidiary of the Company. Given there was no change in each shareholder’s proportionate shareholdings and respective rights and obligations before and after the share exchange, the transaction was accounted for in a manner similar to a pooling-of-interest with the assets and liabilities stated at their historical amounts in the Company’s consolidated financial statements.

The Group began its operations in China in December 2005 through Beijing 58, a PRC limited liability company founded by Mr. Jinbo Yao, the chief executive officer of the Group, and several angel investors (collectively, “the Founding Shareholders”). Other entities within the Group listed above were established by the shareholders of the Company to facilitate the Group to conduct overseas financing and in anticipation of the Company’s initial public offering overseas.

Through a series of contemplated transactions in July 2006, Chengshi Wangxun (Beijing) Information Technology Co., Ltd., or Wangxun, was established to control Beijing 58 through contractual arrangements and to receive overseas financing from SB Asia Investment Fund II L.P. (“SAIF”). Through another series of contemplated transactions in 2010, CCNC BVI became the parent company of the Group and received additional overseas financing from DCM V.L.P. and DCM Affiliates Fund V.L.P. (collectively, the “DCM”) via (i) the establishment of CCNC BVI, (ii) the repurchase and issuance of shares by CCNC BVI to provide shareholders with their prior proportionate equity interests in the Group, (iii) the establishment of subsidiaries CCIC HK and Wanglin, (iv) a change in Beijing 58’s primary beneficiary from Wangxun to Wanglin, and (v) the issuance of preference shares to DCM. Throughout these reorganization transactions, the Group’s business continued to be carried out by Beijing 58 without changes in senior management or changes in control of Beijing 58. Accordingly, pursuant to the guidance in Accounting Standards Codification (“ASC”) 805, “Business Combinations”, the new entities that were established to consolidate Beijing 58 were identified as the acquirees for accounting purposes and there was no change in financial statements preparation basis as the result of these reorganization transactions.

On October 31, 2013, the Company’s ADSs commenced trading on the New York Stock Exchange. The Company completed its IPO on November 5, 2013, and raised RMB1,228,217 (US$199,954) in proceeds after deducting underwriter commissions from the initial public offering of 12,650,000 ADSs, representing 25,300,000 Class A ordinary shares, at the price of US$17.0 per ADS. Concurrently with the Company’s IPO, the Company also raised RMB92,138 (US$15,000) from DCM Hybrid RMB Fund, L.P., a fund affiliated with DCM V, L.P., the Company’s existing shareholder, by private placement of 1,764,706 Class A ordinary shares at a price of US$8.50 per share. As a result of the initial public offering and the concurrent private placement, the Company raised an aggregate of approximately RMB1,320,355 (US$214,954) in net proceeds.

Upon the completion of the IPO, all of the Company’s 87,566,599 outstanding preference shares were converted into and the 44,245,388 outstanding ordinary shares were designated as Class B ordinary shares immediately as of the same date at one-for-one basis.

Please refer to Note 22 for the dual class structure and also issuance of ordinary shares since the Company closed its IPO in November 2013.

c.	Acquisitions and disposals

In March 2015, the Company acquired Anjuke, a major online real estate listing platform in China, through the purchase of 100% equity interest in Anjuke Inc., a company incorporated under the laws of the Cayman Islands, for a combination of share consideration and cash, including approximately 4.8 million newly issued ordinary shares of the Company and RMB985,427 (US$160,198) in cash. The Company also issued approximately 0.2 million fully vested restricted share units of the Company to former Anjuke employees as part of the share consideration.

In April 2015, the Company acquired less than 50% equity stake in Falcon View Technology, or Ganji, the holding company of the PRC entities operating Ganji.com, a major online local services platform in China, for a combination of share consideration and cash, including approximately 34 million newly issued ordinary shares of the Company (one American Depositary Share, or “ADS”, represents two ordinary shares) and RMB2,527,095 (US$412,237) in cash.

Concurrent with the aforementioned acquisition of a strategic stake in Ganji and incremental to its then existing share ownership of the Company, Tencent purchased additional newly issued ordinary shares of the Company for RMB2,452,080 (US$400,000) at a purchase price of US$26.00 per ordinary share, equivalent to US$52.00 per ADS.

In August 2015, the Company, as a limited partner, committed an aggregate of approximately 46.5 million newly issued ordinary shares and approximately RMB2,488,065 (US$406,673) in cash to several private equity funds, of which approximately 46.5 million ordinary shares and RMB1,666,546 (US$272,396) cash were contributed to the funds in August 2015. These funds are dedicated to investing in businesses in China and separately managed by different investment entities, as general partners, which are unaffiliated with each other and unaffiliated with the Company. These funds, together with Tencent, acquired all the remaining equity interest in Ganji in August 2015. The Company also transferred an aggregate of approximately 4.4 million fully vested restricted share units of the Company and approximately RMB311,825 (US$50,967) in cash to former Ganji employees as part of the total consideration of step acquisition of Ganji. The Company considered that it has a controlling financial interest over the equity funds under the voting interest model, and as a result has consolidated Ganji since August 6, 2015.

In addition to business acquisition of Anjuke and Ganji, in 2015, the Group additionally entered into several acquisitions. All of these acquisitions are accounted for as business combinations because these acquisitions involved the Group obtaining control of one or more existing businesses in exchange for cash. Therefore, the Group accounts for them as business combinations using the purchase method of accounting. This method requires the acquisition cost to be allocated to the assets and liabilities acquired based on their fair values. The Group makes estimates and judgments in determining the fair value of the acquired assets and liabilities, with the assistance from an independent valuation firm. See Note 4—“Business acquisitions and equity investment transactions” for additional information.

In November 2015, the Company deconsolidated 58 Home upon the completion of issuance of Series A preference shares by 58 Home. Certain approval rights were granted to a noncontrolling preference shareholder of 58 Home in relation to (i) annual budget and (ii) employment of certain key management members of 58 Home, and such approval rights granted to the noncontrolling preference shareholder of 58 Home were considered as substantive participating rights in accordance with ASC 810-10. Accordingly, the Company deconsolidated 58 Home upon completion of the transaction and recognized a gain on deconsolidation of 58 Home of RMB292,849 (US$45,998).

In December 2015, the Company divested its controlling ownership stake in Guazi, a subsidiary that operates its consumer-to-consumer (C2C) used car trading platform, to Mr. Mark Haoyong Yang, former co-chairman of the board of directors and co-chief executive officer for a cash consideration of RMB324,680 (US$50,000). The Company concurrently used the proceeds of RMB324,680 (US$50,000) to invest in a RMB324,680 (US$50,000) non-interest bearing convertible note issued by Guazi (the “Guazi Convertible Note”), which is convertible into preference shares of Guazi to be issued in Guazi’s subsequent round of financing at the same price paid by other investors. Upon completion of the transaction, the Group retained approximately 45.6% equity stake in Guazi and no longer had the control over Guazi. Therefore, the Group deconsolidated Guazi since December 31, 2015 and recognized a gain on disposal of Guazi of RMB472,223 (US$73,240).

In March 2016, the Company converted the entire amount of Guazi Convertible Note into 62.5 million Series B1 convertible and redeemable preference shares of Guazi (the “Guazi Series B1 Shares”) based on a conversion price of US$0.80 per share. Please see Note 6 for details.

In June 2016, the Company disposed its entire interest in Mayi, a majority-owned subsidiary, which operates online C2C short stay rental business in Mainland China, to Tujia, one of the leading Chinese online booking platform for apartment rentals and home-stays in Mainland China, for approximately 3.9 million ordinary shares of Tujia (the “Tujia Ordinary Shares”). In addition to the disposal transaction, also in June 2016, the Company made additional investment in Tujia including the purchase of approximately 5.2 million Tujia Ordinary Shares and 2.3 million Series D preference shares of Tujia (the “Tujia Series D Preference Shares”) by (i) paying RMB65,874 (US$10,000) in cash, and (ii) providing future services with fair value of approximately RMB79,132 (US$12,043). Accordingly, the Company deconsolidated Mayi upon completion of the transaction and recognized a gain on disposal of Mayi of RMB79,581 (US$12,081). Please see Note 7 for details.

d.	Major consolidated subsidiaries and VIEs

In 2016, the Company's major consolidated subsidiaries, VIEs and VIEs’ subsidiaries are as follows:

			Percentage of
			direct or
			indirect
	Date of	Place of	economic
Name	incorporation and acquisition	incorporation	ownership
Wholly owned and majority owned subsidiaries of the Company:
China Classified Network Corporation (“CCNC BVI”)	January 5, 2010	British Virgin Islands	100%
China Classified Information Corporation Limited (“CCIC HK”)	January 18, 2010	Hong Kong	100%
Beijing Chengshi Wanglin Information Technology Co., Ltd. (“Wanglin”)	March 8, 2010	PRC	100%
58 Tongcheng Information Technology Co., Ltd. ("58 Technology")	March 15, 2012	PRC	100%
Anjuke Inc. (“Anjuke”)	March 2, 2015	Cayman	100%
Ruiting Network Technology (Shanghai) Co., Ltd. (“Shanghai Ruiting”)	March 2, 2015	PRC	100%
58.com Holdings Inc. (“58 Holdings”)	July 11, 2014	British Virgin Islands	100%
Falcon View Technology (“Ganji”)	August 6, 2015	Cayman	*
Beijing Yangguang Gudi Science Development Co., Ltd. (“Yangguang Gudi”)	August 6, 2015	PRC	*

VIEs and VIEs’ subsidiaries:
Beijing 58 Information Technology Co., Ltd. (“Beijing 58”)	December 12, 2005	PRC	100%
58 Co., Ltd.	July 28, 2011	PRC	100%
Shanghai Ruijia Information Technology Co., Ltd.	March 2, 2015	PRC	100%
Beijing 58 Auto Technology Co., Ltd. (“Beijing 58 Auto”, formerly known as Beijing Leftbrain Network Technology Co., Ltd.)	November 26, 2015	PRC	59.5%
Beijing Shanjing Kechuang Network Technology Co., Ltd. (“Shanjing Kechuang”)	August 6, 2015	PRC	*

* Falcon View Technology, or Ganji, is the holding company of the PRC entities operating Ganji.com, a major online local services platform in China. In April 2015, the Company acquired a less than 50% equity stake in Ganji. In August 2015, the Company, as a limited partner, contributed newly issued Class A ordinary shares and cash to several private equity funds, which are managed by investment entities unaffiliated with each other and unaffiliated with the Company. These funds, together with Tencent, acquired all the remaining equity interest in Ganji in August 2015. Since then, the Company has consolidated the financial results of Ganji in its consolidated financial statements. See Note 4(b) for more information.

Note: 58 Daojia Inc. (“58 Home”) which was established on January 26, 2015, completed its Series A equity financing in November 2015. As certain approval rights were granted to a noncontrolling preference shareholder and such rights were considered as substantive participating rights in accordance with ASC 810-10, accordingly, the Company deconsolidated 58 Home and its subsidiaries and VIE upon completion of the transaction. See Note 5 for more information.

e.	Contractual arrangements with the Group’s VIEs

(i)	Contractual Arrangements with Beijing 58

The Company’s subsidiary Wanglin has entered into contractual arrangements with Beijing 58 and its shareholders described below, which are referred to as the Beijing 58 Agreements. Through the Beijing 58 Agreements, the Company exercises control over the operations of Beijing 58 and receives substantially all its economic benefits and residual returns.

Through the amended and restated exclusive business cooperation agreement between Beijing 58 and Wanglin, Wanglin agrees to provide certain technical and business support and related consulting services to Beijing 58 in exchange for service fees. In addition, pursuant to the amended and restated exclusive option agreement, Beijing 58 is prohibited from declaring and paying any dividends without Wanglin’s prior consent and Wanglin enjoys an irrevocable and exclusive option to purchase Beijing 58 shareholders’ equity interests, to the extent permitted by applicable PRC laws, at a nominal price from Beijing Wanglintong Information Technology Co., Ltd. (“Beijing Wanglintong”), which is one of the shareholders of Beijing 58, or at a specified price equal to the loan provided by Wanglin to the individual shareholders. If the lowest price permitted under PRC law is higher than the above price, the lowest price permitted under PRC law shall apply. Through the arrangements, the Company can obtain all of Beijing 58’s income and all of its residual interests, such as undistributed earnings, either through dividend distribution or purchase of Beijing 58’s equity interests from its existing shareholders. As a result of the contractual arrangements, the Company consolidates Beijing 58’s financial results in the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Exclusive Business Cooperation Agreement

Under the exclusive business cooperation agreement between Beijing 58 and Wanglin, as amended and restated, Wanglin has the exclusive right to provide, among other things, technical support and business support and related consulting services to Beijing 58 and Beijing 58 agrees to accept all the consultation and services provided by Wanglin. Without Wanglin’s prior written consent, Beijing 58 is prohibited from engaging any third party to provide any of the services under this agreement. In addition, Wanglin exclusively owns all intellectual property rights arising out of or created during the performance of this agreement. Beijing 58 agrees to pay a quarterly service fee to Wanglin at an amount determined solely by Wanglin after taking into account factors including the complexity and difficulty of the services provided, the time consumed, the seniority of the Wanglin employees providing services to Beijing 58, the value of services provided, the market price of comparable services and the operating conditions of Beijing 58. This agreement will remain effective unless Wanglin terminates the agreement in writing or a competent governmental authority rejects the renewal applications by either Beijing 58 or Wanglin to renew its respective business license upon expiration. Beijing 58 is not permitted to terminate this agreement in any event unless required by applicable laws. In 2016, Wanglin provided technical support services to Beijing 58 and its subsidiaries and collected service fee payments of approximately RMB41,295.

Powers of Attorney

Pursuant to the powers of attorney, the shareholders of Beijing 58 each irrevocably appointed Wanglin as the attorney-in-fact to act on their behalf on all matters pertaining to Beijing 58 and to exercise all of their rights as a shareholder of Beijing 58, including but not limited to attend shareholders’ meetings, vote on their behalf on all matters of Beijing 58 requiring shareholders’ approval under PRC laws and regulations and the articles of association of Beijing 58, designate and appoint directors and senior management members. Wanglin may authorize or assign its rights under this appointment to any other person or entity at its sole discretion without prior notice to the shareholders of Beijing 58. Each power of attorney will remain in force until the shareholder ceases to hold any equity interest in Beijing 58.

Equity Interest Pledge Agreements

Under the equity interest pledge agreements among Wanglin, Beijing 58 and the shareholders of Beijing 58, as amended and restated, the shareholders pledged all of their equity interests in Beijing 58 to Wanglin to guarantee Beijing 58’s and Beijing 58’s shareholders’ performance of their obligations under the contractual arrangements including, but not limited to, the payments due to Wanglin for services provided. If Beijing 58 or any of Beijing 58’s shareholders breaches its contractual obligations under the contractual arrangements, Wanglin, as the pledgee, will be entitled to certain rights and entitlements, including receiving proceeds from the auction or sale of whole or part of the pledged equity interests of Beijing 58 in accordance with legal procedures. Wanglin has the right to receive dividends generated by the pledged equity interests during the term of the pledge. If any event of default as provided in the contractual arrangements occurs, Wanglin, as the pledgee, will be entitled to dispose of the pledged equity interests in accordance with PRC laws and regulations. The pledge will become effective on the date when the pledge of equity interests contemplated in these agreements are registered with the relevant local administration for industry and commerce and will remain binding until Beijing 58 and its shareholders discharge all their obligations under the contractual arrangements. These equity interest pledge agreements were registered with Chaoyang Branch of Beijing Administration for Industry and Commerce in July 2013.

Exclusive Option Agreements

Under the exclusive option agreements among Wanglin, as amended and restated, Beijing 58 and each of the shareholders of Beijing 58, each of the shareholders irrevocably granted Wanglin or its designated representative(s) an exclusive option to purchase, to the extent permitted under PRC law, all or part of his, her or its equity interests in Beijing 58. In addition, Wanglin has the option to acquire all the equity interests of Beijing 58 for either a nominal price from Beijing Wanglintong, or at a specified price equal to the loan provided by Wanglin to the individual shareholders. If the lowest price permitted under PRC law is higher than the above price, the lowest price permitted under PRC law shall apply. Wanglin or its designated representative(s) have sole discretion as to when to exercise such options, either in part or in full. Without Wanglin’s prior written consent, Beijing 58’s shareholders shall not transfer, donate, pledge, or otherwise dispose any equity interests in Beijing 58. These agreements will remain effective until all equity interests held in Beijing 58 by the Beijing 58’s shareholders are transferred or assigned to Wanglin or Wanglin’s designated representatives. At the moment, the Company cannot exercise the exclusive option to purchase the current shareholders’ equity interests in Beijing 58 due to the PRC regulatory restrictions on foreign ownership in the value-added telecommunications services. The Company intends to exercise such option once China opens up these industries to foreign investment.

Loan Agreements

Pursuant to the loan agreements between Wanglin and each individual shareholder of Beijing 58, Wanglin provided interest-free loans with an aggregate amount of approximately RMB7.8 million to the individual shareholders of Wanglin for the sole purpose of funding the capital increase of Beijing 58. The loans can be repaid by transferring the individual shareholders’ equity interest in Beijing 58 to Wanglin or its designated person pursuant to Exclusive Option Agreements. The term of each loan agreement is ten years from the date of the agreement expiring on December 1, 2021 and can be extended with the written consent of both parties before expiration.

(ii)	Contractual Arrangements with Shanjing Kechuang

Ganji, through its PRC subsidiary, Yangguang Gudi, has entered into contractual arrangements with Shanjing Kechuang and its shareholders described below, which are referred to as the Shanjing Kechuang Agreements. Through the Shanjing Kechuang Agreements, Ganji exercises control over the operations of Shanjing Kechuang and receives substantially all its economic benefits and residual returns. Through the exclusive business cooperation agreement between Yangguang Gudi and Shanjing Kechuang, Yangguang Gudi agrees to provide certain technical and business support and related consulting services to Shanjing Kechuang in exchange for service fees. In addition, pursuant to the exclusive option agreements, Shanjing Kechuang is prohibited from declaring and paying any dividends without Yangguang Gudi’s prior consent and Yangguang Gudi enjoys an irrevocable and exclusive option to purchase Shanjing Kechuang shareholders’ equity interests, to the extent permitted by applicable PRC laws, at a specified price equal to the loan amount provided by Yangguang Gudi to the shareholders. If the lowest price permitted under PRC law is higher than the above price, the lowest price permitted under PRC law shall apply. Through these arrangements, Ganji can obtain all of the income and the interests of Shanjing Kechuang, such as undistributed earnings, either through dividend distributions or purchase of equity interests of Shanjing Kechuang from its existing shareholders. As a result of the contractual arrangements, the Company, through Ganji, consolidates the financial results of Shanjing Kechuang in its consolidated financial statements in accordance with U.S. GAAP.

Exclusive Business Cooperation Agreement

The terms and arrangements of the exclusive business cooperation agreement between Yangguang Gudi and Shanjing Kechuang are substantially similar to those under the Beijing 58 Agreements. In 2016, Yangguang Gudi did not collect any service fee payments from Shanjing Kechuang in 2016.

Powers of Attorney

Each shareholder of Shanjing Kechuang has executed a power of attorney to irrevocably appoint Yangguang Gudi as the attorney-in-fact to act on the shareholder’s behalf. The terms of the powers of attorney are substantially similar to those under the Beijing 58 Agreements.

Equity Interest Pledge Agreements

Yangguang Gudi, Shanjing Kechuang and each of the shareholders of Shanjing Kechuang have entered into equity interest pledge agreements with terms and arrangements that are substantially similar to those under the Beijing 58 Agreements. These equity interest pledge agreements were registered with Shunyi Branch of Beijing Administration for Industry and Commerce Bureau on March 18, 2016 for the three individual nominee shareholders and April 1, 2016 for 58 Co., Ltd., respectively.

Exclusive Option Agreements

Yangguang Gudi, Shanjing Kechuang and each of the shareholders of Shanjing Kechuang have entered into exclusive option agreements with terms and arrangements that are substantially similar to those under the Beijing 58 Agreements. At the moment, Ganji cannot exercise the exclusive options to purchase the current shareholders’ equity interests in Shanjing Kechuang due to the PRC regulatory restrictions on foreign ownership in the value-added telecommunications services. Ganji may exercise the options if China opens up these industries to foreign investment.

Loan Agreements

Yangguang Gudi and each shareholder of Shanjing Kechuang have entered into loan agreements with an aggregate amount of interest-free loans of approximately RMB38.7 million. The terms of the loan agreements are substantially similar to those under the Beijing 58 Agreements and each loan agreement expires on August 6, 2025 and can be extended with the written consent of both parties before expiration.

(iii)	58 Home’s Contractual Arrangements with Tianjin 58 Daojia Life Services Co., Ltd. (“Tianjin 58 Home”)

58 Home has through Beijing 58 Daojia Information Technology Co., Ltd. (“Beijing 58 Home”) entered into contractual arrangements with Tianjin 58 Home and its shareholders described below, which are referred to as the Tianjin 58 Home Agreements. Through the Tianjin 58 Home Agreements, Beijing 58 Home exercises control over the operations of Tianjin 58 Home and receives substantially all its economic benefits and residual returns. Through the exclusive business cooperation agreement between Beijing 58 Home and Tianjin 58 Home, Beijing 58 Home agrees to provide certain technical and business support and related consulting services to Tianjin 58 Home in exchange for service fees. In addition, pursuant to the exclusive option agreements, Tianjin 58 Home is prohibited from declaring and paying any dividends without Beijing 58 Home’s prior consent and Beijing 58 Home enjoys an irrevocable and exclusive option to purchase Tianjin 58 Home shareholders’ equity interests, to the extent permitted by applicable PRC laws, at a specified price equal to the loan amount provided by Beijing 58 Home to the shareholders. If the lowest price permitted under PRC law is higher than the above price, the lowest price permitted under PRC law shall apply. Through these arrangements, 58 Home can obtain all of the income and the residual interests of Tianjin 58 Home, such as undistributed earnings, either through dividend distributions or purchase of equity interests of Tianjin 58 Home from its existing shareholders. As a result of the contractual arrangements, 58 Home consolidates the financial results of Tianjin 58 Home in accordance with U.S. GAAP. In July 2016, one shareholder of Tianjin 58 Home transferred his equity interest in Tianjin 58 Home to 58 Co., Ltd. As a result, Beijing 58 Home amended and restated its contractual arrangements with Tianjin 58 Home to reflect the change in shareholding of Tianjin 58 Home.

The Company had been consolidating 58 Home for the period before November 27, 2015 and accounted for its equity investment in 58 Home’s ordinary shares and preference shares as equity method investment and cost method investment, respectively since the date of the deconsolidation (See Note 5). The following contractual arrangements within 58 Home have been effective regardless of the deconsolidation of 58 Home by the Company.

Exclusive Business Cooperation Agreement

The terms and arrangements of the exclusive business cooperation agreement between Tianjin 58 Home and Beijing 58 Home under the Tianjin 58 Home Agreements are substantially similar to those under the Beijing 58 Agreements, except that Tianjin 58 Home agrees to pay a monthly service fee to Beijing 58 Home in an amount determined by both parties after taking into account factors similar to those provided under the Beijing 58 Agreements. Beijing 58 Home did not collect any service fee payments from Tianjin 58 Home in 2015.

Powers of Attorney

Each shareholder of Tianjin 58 Home has executed a power of attorney to irrevocably appoint Beijing 58 Home as the attorney-in-fact to act on the shareholder’s behalf. The terms of the powers of attorney are substantially similar to those under the Beijing 58 Agreements.

Equity Interest Pledge Agreements

Beijing 58 Home, Tianjin 58 Home and each of the shareholders of Tianjin 58 Home have entered into equity interest pledge agreements with terms and arrangements that are substantially similar to those under the Beijing 58 Agreements. These equity interest pledge agreements are registered with the Tianjin Binhai New Area Market and Quality Supervision and Administration Bureau on September 8, 2015.

Exclusive Option Agreements

Beijing 58 Home, Tianjin 58 Home and each of the shareholders of Tianjin 58 Home have entered into exclusive option agreements with terms and arrangements that are substantially similar to those under the Beijing 58 Agreements, except that the purchase price to be paid by Beijing 58 Home to each shareholder by exercising its option to purchase all the equity interests held by the shareholder in Tianjin 58 Home equal to the loan amount provided by Beijing 58 Home to the shareholder. At the moment, 58 Home cannot exercise the exclusive options to purchase the current shareholders’ equity interests in Tianjin 58 Home due to the PRC regulatory restrictions on foreign ownership in the value-added telecommunications services. 58 Home may exercise the options if China opens up these industries to foreign investment.

Loan Agreements

Beijing 58 Home and each shareholder of Tianjin 58 Home have entered into loan agreements with an aggregate amount of interest-free loans of approximately RMB100 million. The terms of the loan agreements are substantially similar to those under the Beijing 58 Agreements and each loan agreement expires on August 5, 2025 and can be extended with the written consent of both parties before expiration.

Risks in Relation to the VIE Structure

As of December 31, 2016, the aggregate accumulated losses of VIEs and VIEs’ subsidiaries were approximately RMB1,823,473, which has been included in the consolidated financial statements.

The following financial statement amounts and balances of the Group's VIEs and VIEs’ subsidiaries were included in the accompanying consolidated financial statements as of December 31, 2015 and 2016 and for the three years ended December 31, 2014, 2015 and 2016:

	As of December 31,
	2015	2016
	RMB	RMB
Cash and cash equivalents	450,021	351,860
Short-term investments	100,593	425,000
Accounts receivable, net	169,719	211,907
Prepayments and other current assets	120,254	141,508
Property and equipment, net	92,902	121,207
Long-term investments	45,953	149,489
Intangible assets, net and goodwill	16,317,227	16,052,273
Long-term prepayments and other non-current assets	56,100	38,047
Total assets	17,352,769	17,491,291
Accounts payable	164,032	199,618
Deferred revenues	749,997	859,956
Customer advances	378,371	296,595
Taxes payable	17,471	14,740
Salary and welfare payable	251,826	254,958
Inter-company payable	826,926	1,330,757
Accrued expenses and other current liabilities	79,012	205,441
Deferred tax liabilities	376,893	329,611
Other non-current liabilities	2,000	—
Total liabilities	2,846,528	3,491,676

	For the year ended December 31,
	2014	2015	2016
	RMB	RMB	RMB
Revenue	625,457	1,669,685	2,459,689
Net loss	(24,230)	(853,773)	(457,054)
Net cash provided by operating activities	413,473	175,097	396,925
Net cash (used in)/provided by investing activities	(346,511)	212,875	(446,062)
Net cash provided by financing activities	—	—	28,235

Under the contractual arrangements with each of the VIEs and through their respective equity interest in their subsidiaries, the Group has the power to direct activities of the VIEs and the VIEs’ subsidiaries and direct the transfer of assets out of the VIEs and the VIEs’ subsidiaries. Therefore the Group considers that there is no asset of the VIEs and the VIEs’ subsidiaries that can be used only to settle their obligations. As the consolidated VIEs and VIEs’ subsidiaries are incorporated as limited liability companies under the PRC Company Law, the creditors do not have recourse to the general credit of the Company for the liabilities of the consolidated VIEs and the VIEs’ subsidiaries.

The Group believes that the contractual arrangements among each of the VIEs, their respective shareholders and relevant WFOE are in compliance with PRC law and are legally enforceable. However, uncertainties in the PRC legal system could limit the Company’s ability to enforce these contractual arrangements and if the shareholders of VIEs were to reduce their interest in the Company, their interests may diverge from that of the Company and that may potentially increase the risk that they would seek to act contrary to the contractual terms.

The Company’s ability to control the VIEs also depends on the power of attorney and the WFOEs have to vote on all matters requiring shareholder approval in the VIEs. As noted above, the Company believes this power of attorney is legally enforceable but may not be as effective as direct equity ownership.

It is possible that the Group’s operation of certain of its businesses through the VIEs could be found by PRC authorities to be in violation of PRC law and regulations prohibiting or restricting foreign ownership of companies that engage in such operations and businesses. While the Group’s management considers the possibility of such a finding by PRC regulatory authorities under current PRC law and regulations to be remote, on January 19, 2015, the Ministry of Commerce of the PRC, or (the “MOFCOM”) released on its Website for public comment a proposed PRC law (the “Draft FIE Law”) that appears to include VIEs within the scope of entities that could be considered to be foreign invested enterprises (or “FIEs”) that would be subject to restrictions under existing PRC law and regulations on foreign investment in certain categories of industry. Specifically, the Draft FIE Law introduces the concept of “actual control” for determining whether an entity is considered to be an FIE. In addition to control through direct or indirect ownership or equity, the Draft FIE Law includes control through contractual arrangements within the definition of “actual control.” If the Draft FIE Law is passed by the People’s Congress of the PRC and goes into effect in its current form, these provisions regarding control through contractual arrangements could be construed to apply to the Group’s VIE arrangements, and as a result the Group’s VIEs could become explicitly subject to the current restrictions on foreign investment in certain categories of industries. The Draft FIE Law includes provisions that would exempt from the definition of foreign invested enterprises entities where the ultimate controlling shareholders are either entities organized under PRC law or individuals who are PRC citizens. The Draft FIE Law is silent as to what type of enforcement action might be taken against existing VIEs that operate in restricted or prohibited industries and are not controlled by entities organized under PRC law or individuals who are PRC citizens. If a finding were made by PRC authorities, under existing law and regulations or under the Draft FIE Law if it becomes effective, that the Group’s operation of certain of its operations and businesses through the VIEs is prohibited, the regulatory authorities with jurisdiction over the licensing and operation of such operations and businesses would have broad discretion in dealing with such a violation, including levying fines, confiscating the Group’s income, revoking the business or operating licenses of the affected businesses, requiring the Group to restructure its ownership structure or operations, or requiring the Group to discontinue any or all portion of its operations. Any of these actions could cause significant disruption to the Group’s business operations, and have a severe adverse impact on the Group’s cash flows, financial position and operating performance.

In addition, if the legal structure and contractual arrangements were found to be in violation of any other existing PRC laws and regulations, the PRC government could:

•	revoke the Group’s business and operating licenses;

•	require the Group to discontinue or restrict operations;

•	restrict the Group’s right to collect revenues;

•	block the Group’s websites;

•	require the Group to restructure the operations in such a way as to compel the Group to establish a new enterprise, re-apply for the necessary licenses or relocate its businesses, staff and assets;

•	impose additional conditions or requirements with which the Group may not be able to comply; or

•	take other regulatory or enforcement actions against the Group that could be harmful to the Group’s business.

The imposition of any of these penalties may result in a material and adverse effect on the Group’s ability to conduct the Group’s business. In addition, if the imposition of any of these penalties causes the Group to lose the right to direct the activities of any of the VIEs (through its equity interest in its subsidiaries) or the right to receive their economic benefits, the Group would no longer be able to consolidate the relevant VIE and its subsidiaries, if any. In the opinion of management, the likelihood of loss in respect of the Group's current ownership structure or the contractual arrangements with its VIEs is remote.

There is no VIE for which the Company has variable interest but is not the primary beneficiary.

Currently there is no contractual arrangement that could require the Company to provide additional financial support to VIEs. As the Company is conducting its business mainly through VIEs, the Company may provide such support on a discretionary basis in the future, which could expose the Company to a loss.

The Company’s VIEs’ assets are comprised of recognized and unrecognized revenue-producing assets. The recognized revenue producing assets mainly include purchased servers, which were in the line of “Property and equipment, net” in the table above. The unrecognized revenue-producing assets mainly consist of the Internet Content Provider license (“ICP” license), trademarks, copyrights and registered patents, which have no recorded value.

As of December 31, 2016, the VIEs hold the ICP license, which is necessary for the operation of the website and provision of value-added telecommunications services in China, and have registered 784 trademarks, including   and   and 50 copyrights. The VIEs also have 6 registered patents and applied for the registration of 85 other patents, which cover a variety of technologies, including those relating to data processing, search, distribution and publishing.

The VIEs’ business operations rely in part on the technologies covered by the registered patents to generate revenues. Such technologies include (1) the data verification and processing technology used to verify and process local merchant information; (2) the data researching technology provided to end-users enable them to find the exact information they want in the shortest time; (3) the data publishing technology provided to end-users or merchants to help them to publish their service information more efficiently.

f.	Liquidity

As of December 31, 2016, current liabilities of the Group exceeded its current assets by RMB2,816,897, and the Group had an accumulated deficit of RMB3,070,735. For the year ended December 31, 2016, the Company had a net loss attributable to 58.com of RMB783,764. During the year ended December 31, 2014, 2015 and 2016, the net cash provided by the Group’s operating activities were RMB606,717, RMB198,538 and RMB1,887,849, respectively. During the year ended December 31, 2016, Mr. Jinbo Yao, the chief executive officer of the Group, pledged 12.4 million Class B ordinary shares personally owned by him as security for the Company's loan with China Merchants Bank Co. Limited (“CMB Bank”) in the amount of RMB1,780,955 (US$275,000), out of which the Company repaid RMB1,138,222 (US$167,500) principal and RMB42,072 (US$6,288) accrued interest as of December 31, 2016, and the remaining balance was fully paid on April 21, 2017. The Group regularly monitors current and expected liquidity requirements to ensure that it maintains sufficient cash balances and adequate credit facilities to meet its liquidity requirements in the short and long term. The Group has adopted Accounting Standards Update (“ASU”) No.2014-15 “Presentation of Financial Statements – Going Concern” which addresses management’s responsibility to evaluate whether there is a substantial doubt about an entity’s ability to continue as a going concern and to provide related footnote disclosures if the substantial doubt exists. Based on the Group’s operating plan without considering any mitigating plan as discussed in ASU No. 2014-15, or any guarantee by related party, the management is of the opinion that, the Group’s current cash and cash equivalents and anticipated cash flow from operations provide sufficient funds to meet the working capital requirements to fund planned operations and other commitments for at least the next twelve months from the date the consolidated financial statements for the year ended December 31, 2016 are issued. As a result, the consolidated financial statements of the Group for the year ended December 31, 2016 have been prepared on a going concern basis.